As filed with the Securities and Exchange Commission on October 23, 2003

Registration No. 333-83112

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1

TO

FORM S-3

REGISTRATION STATEMENT

Under

THE SECURITIES ACT OF 1933

KILROY REALTY CORPORATION

(Exact name of Registrant as specified in its charter)

Maryland	95-4598246
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

12200 West Olympic Boulevard, Suite 200,

Los Angeles, California 90064,

(310) 481-8400

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Richard E. Moran Jr.

Executive Vice President and Chief Financial Officer

Kilroy Realty Corporation

12200 West Olympic Boulevard, Suite 200,

Los Angeles, California 90064,

(310) 481-8400

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

J. Scott Hodgkins, Esq.

Latham & Watkins LLP

633 West Fifth Street,

Suite 4000, Los Angeles, California 90071-2007, (213) 485-1234

Approximate date of commencement of proposed sale to the public:    From time to time after the effective date of this Registration Statement as determined by market conditions.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement of the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.  ☐

This registration statement relates to securities which may be offered from time to time by Kilroy Realty Corporation. This registration statement contains a form of basic prospectus which will be used in connection with an offering of securities by the Company. The specific terms of the securities to be offered will be set forth in a prospectus supplement relating to such securities.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Incorporation of Contents of Prior Registration Statement

Kilroy Realty Corporation (the “Registrant”) files this post-effective amendment solely to add Exhibit 8.1 and incorporates by reference the contents of the previous Registration Statement filed by the Registrant on Form S-3 (Registration No. 333-83112), as amended and supplemented as of the date hereof.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16	Exhibits.

Exhibit

4.1	Articles of Amendment and Restatement of the Registrant(1)

4.2	Amended and Restated Bylaws of the Registrant(1)

4.3	Form of Certificate for Common Stock of the Registrant(1)

4.4	Articles Supplementary of the Registrant designating 8.075% Series A Cumulative Redeemable Preferred Stock(2)

4.5	Articles Supplementary of the Registrant designating 8.075% Series A Cumulative Redeemable Preferred Stock(3)

4.6	Articles Supplementary of the Registrant designating Series B Junior Participating Preferred Stock(4)

4.7	Certificate of Correction for the Articles Supplementary of the Registrant designating its Series B Junior Participating Preferred Stock(5)

4.8	Articles Supplementary of the Registrant designating 9.375% Series C Cumulative Redeemable Preferred Stock(6)

4.9	Articles Supplementary of the Registrant designating 9.25% Series D Cumulative Redeemable Preferred Stock(7)

4.10	Articles Supplementary of the Registrant designating 9.25% Series D Cumulative Redeemable Preferred Stock(10)

4.11	Registration Rights Agreement, dated January 31, 1997(1)

4.12	Registration Rights Agreement, dated February 6, 1998(2)

4.13	Registration Rights Agreement, dated April 20, 1998(3)

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4.14	Registration Rights Agreement, dated November 24, 1998(6)

4.15	Registration Rights Agreement, dated as of October 31, 1997(8)

4.16	Rights Agreement, dated as of October 2, 1998 between Kilroy Realty Corporation and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, which includes the form of Articles Supplementary of the Series B Junior Participating Preferred Stock of Kilroy Realty Corporation as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C(9)

4.17	Registration Rights Agreement, dated as of December 9, 1999(7)

4.18	First Amendment to Registration Rights Agreement of December 9, 1999 dated as of December 30, 1999(10)

4.19	Registration Rights Agreement, dated as of October 6, 2000(11)

4.20	Registration Rights Agreement, dated as of March 25, 2002(12)

**5.1	Opinion of Ballard Spahr Andrews & Ingersoll, LLP

*8.1	Opinion of Latham & Watkins as to tax matters.

**23.1	Consent of Ballard Spahr Andrews & Ingersoll, LLP (included in Exhibit 5.1)

*23.2	Consent of Deloitte & Touche LLP

*23.3	Consent of Latham & Watkins (included in Exhibit 8.1)

**24.1	Power of Attorney

* filed herewith

** previously filed

(1)	Previously filed as an exhibit to the Registration Statement on Form S-11 (No. 333-15553) as declared effective on January 28, 1997 and incorporated herein by reference.

(2)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K dated February 6, 1998 and incorporated herein by reference.

(3)	Previously filed as an exhibit to the Current Report on Form 8-K (No. 1-12675) dated April 20, 1998 and incorporated herein by reference.

(4)	Previously filed as an exhibit to the Registration Statement on Form S-3 (No. 333-72229) as declared effective on September 13, 1999 and incorporated herein by reference.

(5)	Previously filed as an exhibit to the Registration Statement on Form S-3 (No. 333-89151) dated October 15, 1999 and incorporated herein by reference.

(6)	Previously filed as an exhibit to the Current Report on Form 8-K (No. 1-12675) dated November 24, 1998 and incorporated herein by reference.

(7)	Previously filed as an exhibit to the Annual Report on Form 10-K (No. 1-12675) dated December 31, 1999 and incorporated herein by reference.

(8)	Previously filed as an exhibit to the Current Report on Form 8-K/A dated October 29, 1997 and incorporated herein by reference.

(9)	Previously filed as an exhibit to the Current Report on Form 8-K (No. 1-12675) dated October 2, 1998 and incorporated herein by reference.

(10)	Previously filed as an exhibit to the Registration Statement on Form S-3 (No. 333-34638) dated April 12, 2000 and incorporated herein by reference.

(11)	Previously filed as an exhibit to the Annual Report on Form 10-K (No. 1-12675) dated December 31, 2000 and incorporated herein by reference.

(12)	Previously filed as an exhibit to the Registration Statement on Form S-3 (No. 333-104320) dated June 4, 2003 and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that the registrant meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 23rd day of October, 2003.

KILROY REALTY CORPORATION

By:	/s/ ANN MARIE WHITNEY
Ann Marie Whitney Senior Vice President and Controller

Pursuant to the requirements of the Securities Act of 33, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* John B. Kilroy, Sr.	Chairman of the Board	October 23, 2003

* John B. Kilroy, Jr.	President, Chief Executive Officer and Director (Principal Executive Officer)	October 23, 2003

* John R. D’Eathe	Director	October 23, 2003

* Matthew J. Hart	Director	October 23, 2003

* William P. Dickey	Director	October 23, 2003

* Dale F. Kinsella	Director	October 23, 2003

* Richard E. Moran Jr.	Executive Vice President, Chief Financial Officer and Secretary (Principal Financial Officer)	October 23, 2003

/s/ ANN MARIE WHITNEY Ann Marie Whitney	Senior Vice President and Controller (Principal Accounting Officer)	October 23, 2003

By:	/s/ ANN MARIE WHITNEY
Ann Marie Whitney Attorney-in-Fact

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EXHIBIT INDEX

Exhibit

4.1	Articles of Amendment and Restatement of the Registrant(1)

4.2	Amended and Restated Bylaws of the Registrant(1)

4.3	Form of Certificate for Common Stock of the Registrant(1)

4.4	Articles Supplementary of the Registrant designating 8.075% Series A Cumulative Redeemable Preferred Stock(2)

4.5	Articles Supplementary of the Registrant, designating 8.075% Series A Cumulative Redeemable Preferred Stock(3)

4.6	Articles Supplementary of the Registrant designating Series B Junior Participating Preferred Stock(4)

4.7	Certificate of Correction for the Articles Supplementary of the Registrant designating its Series B Junior Participating Preferred Stock(5)

4.8	Articles Supplementary of the Registrant designating 9.375% Series C Cumulative Redeemable Preferred Stock(6)

4.9	Articles Supplementary of the Registrant designating 9.25% Series D Cumulative Redeemable Preferred Stock(7)

4.10	Articles Supplementary of the Registrant designating 9.25% Series D Cumulative Redeemable Preferred Stock(10)

4.11	Registration Rights Agreement, dated January 31, 1997(1)

4.12	Registration Rights Agreement, dated February 6, 1998(2)

4.13	Registration Rights Agreement, dated April 20, 1998(3)

4.14	Registration Rights Agreement, dated November 24, 1998(6)

4.15	Registration Rights Agreement, dated as of October 31, 1997(8)

4.16	Rights Agreement, dated as of October 2, 1998 between Kilroy Realty Corporation and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, which includes the form of Articles Supplementary of the Series B Junior Participating Preferred Stock of Kilroy Realty Corporation as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C(9)

4.17	Registration Rights Agreement, dated as of December 9, 1999(7)

4.18	First Amendment to Registration Rights Agreement of December 9, 1999 dated as of December 30, 1999(10)

4.19	Registration Rights Agreement, dated as of October 6, 2000(11)

4.20	Registration Rights Agreement, dated as of March 25, 2002(12)

**5.1	Opinion of Ballard Spahr Andrews & Ingersoll, LLP

*8.1	Opinion of Latham & Watkins as to tax matters

**23.1	Consent of Ballard Spahr Andrews & Ingersoll, LLP (included in Exhibit 5.1)

*23.2	Consent of Deloitte & Touche LLP

*23.3	Consent of Latham & Watkins (included in Exhibit 8.1)

**24.1	Power of Attorney

* Filed herewith

** Previously filed

(1)	Previously filed as an exhibit to the Registration Statement on Form S-11 (No. 333-15553) as declared effective on January 28, 1997 and incorporated herein by reference.

(2)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K dated February 6, 1998 and incorporated herein by reference.

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(3)	Previously filed as an exhibit to the Current Report on Form 8-K (No. 1-12675) dated April 20, 1998 and incorporated herein by reference.

(4)	Previously filed as an exhibit to the Registration Statement on Form S-3 (No. 333-72229) as declared effective on September 13, 1999 and incorporated herein by reference.

(5)	Previously filed as an exhibit to the Registration Statement on Form S-3 (No. 333-89151) dated October 15, 1999 and incorporated herein by reference.

(6)	Previously filed as an exhibit to the Current Report on Form 8-K (No. 1-12675) dated November 24, 1998 and incorporated herein by reference.

(7)	Previously filed as an exhibit to the Annual Report on Form 10-K (No. 1-12675) dated December 31, 1999 and incorporated herein by reference.

(8)	Previously filed as an exhibit to the Current Report on Form 8-K/A dated October 29, 1997 and incorporated herein by reference.

(9)	Previously filed as an exhibit to the Current Report on Form 8-K (No. 1-12675) dated October 2, 1998 and incorporated herein by reference.

(10)	Previously filed as an exhibit to the Registration Statement on Form S-3 (No. 333-34638) dated April 12, 2000 and incorporated herein by reference.

(11)	Previously filed as an exhibit to the Annual Report on Form 10-K (No. 1-12675) dated December 31, 2000 and incorporated herein by reference.

(12)	Previously filed as an exhibit to the Registration Statement on Form S-3 (No. 333-104320) dated June 4, 2003 and incorporated herein by reference.

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